Exhibit 10.42

SENIOR SUBORDINATED

SECURITY AGREEMENT

THIS SENIOR SUBORDINATED SECURITY AGREEMENT (the “Agreement”), dated as of the 25th day of October, 2004, between CHURCHILL CAPITAL PARTNERS IV, L.P., a Delaware limited partnership (the “Secured Party”), and PW Eagle, Inc., a Minnesota corporation (the “Debtor”).

WHEREAS, pursuant to that certain Senior Subordinated Note Purchase Agreement between the Secured Party and the Debtor of even date herewith (the “Note Purchase Agreement”), the Secured Party has agreed to purchase Senior Subordinated Notes issued by the Debtor in the aggregate principal amount of Sixteen Million Dollars ($16,000,000); and

WHEREAS, the Debtor has agreed to enter into this Security Agreement in order to induce the Secured Party, inter alia, to enter into the Note Purchase Agreement and to purchase the Notes issued by the Debtor thereunder;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Except as to those terms otherwise defined in this Agreement, (a) all capitalized terms used in this Agreement shall have the respective meanings ascribed to them in the Note Purchase Agreement, (b) the terms Account, Certificated Security, Chattel Paper, Commercial Tort Claims, Deposit Account, Document, Electronic Chattel Paper, Equipment, Financial Asset, Fixture, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Proceeds, Security, Security Entitlement, Software, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security have the respective meanings assigned thereto under the UCC; (c) all terms affecting Collateral having the meanings assigned thereto under the UCC shall be deemed to mean such property, whether now owned or hereafter created or acquired by the Debtor or in which the Debtor now has or hereafter acquires any interest; and (d) the following terms shall have the definitions set forth below:

“Account Debtor” means any Person who is or may become obligated under or on account of any Account, Contract Right, Chattel Paper or General Intangible.

“Computer Hardware and Software” means all of the Debtor’s rights (including rights as licensee and lessee) with respect to (i) computer and other electronic data processing hardware, including all integrated computer systems, central processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (ii) all Software and all software programs designed for use on the computers and electronic data processing hardware described in clause (i) above, including all operating system software, utilities and application programs in any form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) any firmware associated with any of the foregoing; and (iv) any documentation for hardware, Software and firmware described in clauses (i), (ii) and (iii) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

“Contract Right” means any right of the Debtor to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

“Intellectual Property” means all past, present and future trade secrets, know-how and other proprietary information; trademarks, internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer Software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing.

“Obligations”, as used herein, means all of the indebtedness, obligations and liabilities of the Debtor to the Secured Party, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due (including any of the foregoing that arises after the filing of a petition by or against the Debtor under the Bankruptcy Code, even if the obligations fail to accrue because of the automatic stay of §362 or otherwise), now existing or hereafter arising under or in respect of the Note Purchase Agreement, the Notes and all other instruments or agreements executed and delivered pursuant thereto or in connection therewith, including but not limited to any modifications, renewals, extensions, restatements or amendments of any of the foregoing.

“Representative” means any Person acting as agent, representative or trustee on behalf of the Secured Party from time to time.

“State” means the State of Minnesota.

“UCC” means the Uniform Commercial Code as in effect in the State on the date of this Agreement, as it may be amended or otherwise modified.

2. The Security Interests. In order to secure the prompt payment and the performance of all Obligations, the Debtor hereby grants to the Secured Party a continuing Lien upon all of the Debtor’s assets, including all of the following property and interests in property of the Debtor whether now owned or existing or hereafter created, acquired or arising and wherever located (hereinafter collectively referred to as the “Collateral”):

(i) Accounts;

(ii) Certificated Securities;

(iii) Chattel Paper;

(iv) Computer Hardware and Software and all rights with respect thereto, including, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

(v) Contract Rights;

(vi) Deposit Accounts;

(vii) Documents;

(viii) Equipment;

(ix) Financial Assets;

(x) Fixtures;

(xi) General Intangibles, including Payment Intangibles and Software;

(xii) Goods (including all of its Equipment, Fixtures and Inventory), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

(xiii) Instruments;

(xiv) Intellectual Property;

(xv) Inventory;

(xvi) Investment Property;

(xvii) money (of every jurisdiction whatsoever);

(xviii) Letter-of-Credit Rights;

(xix) Payment Intangibles;

(xx) Security Entitlements;

(xxi) Software;

(xxii) Supporting Obligations;

(xxiii) Uncertificated Securities; and

(xxiv) to the extent not included in the foregoing, all other personal property of any kind or description;

together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing.

3. Perfection and Scope.

3.1 Authorization to File Financing Statements. The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets or all personal property of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including (x) whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor and, (y) in the case of a financing statement filed as a Fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to the Secured Party promptly upon request.

3.2 Other Actions. To insure the attachment, perfection and priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in the Collateral, the Debtor agrees, in each case at the Debtor’s own expense, to take the following actions with respect to the following Collateral to the extent that any such action does not cause the Debtor to violate the terms of the Senior Credit Agreement or the Senior Subordination Agreement, in each case as such document is in effect as of the date hereof or as amended with the consent of Secured Party:

a. Instruments and Tangible Chattel Paper. If the Debtor shall at any time hold or acquire any Instruments or Tangible Chattel Paper, the Debtor shall forthwith endorse, assign and deliver the same to the Secured Party or its Representative, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

b. Deposit Accounts. For each Deposit Account that the Debtor at any time opens or maintains, the Debtor shall, at the Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (a) cause the depositary bank to agree to comply at any time with instructions from the Secured Party to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of the Debtor, or (b) arrange for the Secured Party to become the customer of the depositary bank with respect to the Deposit Account, with the Debtor being permitted to exercise rights to withdraw funds from such Deposit Account only with the consent of the Secured Party. The Secured Party agrees with the Debtor that the Secured Party shall not give any such instructions or withhold any withdrawal rights from the Debtor, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal not otherwise permitted by the Note Purchase Agreement or this Agreement, would occur. The provisions of this Section 3.2(b) shall not apply to (i) any Deposit Account for which the Debtor, the depositary bank and the Secured Party have entered into a cash collateral agreement specially negotiated among the Debtor, the depositary bank and the Secured Party for the specific purpose set forth therein, and (ii) Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Debtor’s salaried employees.

c. Investment Property. If the Debtor shall at any time hold or acquire any Certificated Securities, the Debtor shall forthwith endorse, assign and deliver the same to the Secured Party or its Representative, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. If any Securities now or hereafter acquired by the Debtor are uncertificated and are issued to the Debtor or its nominee directly by the issuer thereof, the Debtor shall immediately notify the Secured Party thereof and, at the Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (i) cause the issuer to agree to comply with instructions from the Secured Party or its Representative as to such Securities, without further consent of the Debtor or such nominee, or (ii) arrange for the Secured Party or its Representative to become the registered owner of the Securities. If any Securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by the Debtor are held by the Debtor or its nominee through a securities intermediary or commodity intermediary, the Debtor shall immediately notify the Secured Party thereof and, at the Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (x) cause such securities intermediary or commodity intermediary, as applicable, to agree to comply with entitlement orders or other instructions from the Secured Party or its Representative to such securities intermediary as to such Securities or other Investment Property, or to apply any value distributed on account of any commodity contract as directed by the Secured Party or its Representative to such commodity intermediary, in each case without further consent of the Debtor or such nominee, or (y) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the Secured Party or its Representative to become the entitlement holder with respect to such Investment Property, with the Debtor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw or otherwise deal with such Investment Property.

d. Collateral in the Possession of a Bailee. If any Goods are at any time in the possession of a bailee, the Debtor shall promptly notify the Secured Party thereof and, if requested by the Secured Party, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party and shall act upon the instructions of the Secured Party, without the further consent of the Debtor. The Secured Party agrees with the Debtor that the Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Debtor with respect to the bailee.

e. Electronic Chattel Paper and Transferable Records. If the Debtor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in § 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Debtor shall promptly notify the Secured Party thereof and, at the request of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party or its Representative control, under § 9-105 of the Uniform Commercial Code, of such Electronic Chattel Paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, § 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Secured Party agrees with the Debtor that the Secured Party will arrange, pursuant to procedures satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party’s loss of control, for the Debtor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC § 9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or § 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Debtor with respect to such Electronic Chattel Paper or transferable record.

f. Letter-of-Credit Rights. If the Debtor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of the Debtor, the Debtor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, the Debtor shall, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Secured Party of the proceeds of any drawing under the letter of credit or (ii) arrange for the Secured Party to become the transferee beneficiary of the letter of credit; provided, however, that in the absence of an Event of Default, the proceeds of any drawing under the letter of credit shall be released to the Debtor.

g. Commercial Tort Claims. If the Debtor shall at any time hold or acquire a Commercial Tort Claim in addition to the Commercial Tort Claims, if any, identified on the Perfection Certificate attached hereto, the Debtor shall immediately notify the Secured Party in a writing signed by the Debtor of the brief details thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

h. Patents, Trademarks, Copyrights. The Debtor: (i) will, at its expense, execute, deliver, file and record (in such manner and form as the Secured Party shall require), or permit the Secured Party to file and record, such assignments, cover sheet statements and other instruments and documents (including without limitation this Agreement) in such offices (including without limitation the United States Patent and Trademark Office and the United States Copyright Office) as the Secured Party may reasonably deem necessary or appropriate in order to perfect and preserve the rights and interests granted to the Secured Party hereunder; (ii) hereby authorizes the Secured Party, and appoints the Secured Party as the Debtor’s attorney-in-fact, to execute, file and record such instruments and documents and any other instruments or documents related thereto without the signature of the Debtor where permitted by law; and (iii) agrees to do such further acts and things, and to execute and deliver to the Secured Party such additional instruments and documents, as the Secured Party may reasonably require to carry into effect the purposes of this Agreement or to better assure and confirm unto the Secured Party its respective rights, powers and remedies hereunder. In addition to the foregoing, at the request of Secured Party, Debtor will register any material unregistered copyrights with the United States Copyright Office.

i. Government Receivables. The Debtor agrees to take all steps necessary to protect Secured Party’s interest in the Collateral under the Federal Assignment of Claims Act, the UCC and all other applicable state or local statutes or ordinances and deliver to Secured Party appropriately endorsed, any Instrument or Chattel Paper connected with any receivable arising out of contracts between Debtor and the United States, any state or any department, agency or instrumentality of any of them.

j. Other Actions as to Any and All Collateral. The Debtor further agrees to take any other action reasonably requested by the Secured Party to ensure the attachment, perfection and second priority of (subject only to the prior Lien of the Agent pursuant to the Senior Credit Agreement), and the ability of the Secured Party to enforce, the Secured Party’s security interest in any and all of the Collateral including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Debtor’s signature thereon is required therefor, (ii) causing the Secured Party’s name to be noted as secured party on any certificate of title for a titled Good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (iv) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (v) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party and (vi) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

3.3 Relation to Other Security Documents.

a. The provisions of this Agreement supplement the provisions of any real estate mortgage or deed of trust granted by the Debtor to the Secured Party and securing the payment or performance of any of the Obligations. Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of the Secured Party hereunder.

b. Concurrently herewith the Debtor is also executing and delivering to the Secured Party that certain Security Agreement - Intellectual Property pursuant to which the Debtor is granting to the Secured Party a security interest in certain Collateral consisting of copyrights, patents and patent rights and trademarks, service marks and trademark and service mark rights, together with the goodwill appurtenant thereto. The provisions of the Security Agreement - Intellectual Property are supplemental to the provisions of this Agreement, and nothing contained in the Security Agreement - Intellectual Property shall derogate from any of the rights or remedies of the Secured Party hereunder, nor shall anything contained in the Security Agreement - Intellectual Property be deemed to prevent or extend the time of attachment or perfection of any security interest in such Collateral created hereby.

4. Representations and Warranties.

4.1 Debtor’s Legal Status. The Debtor has previously delivered to the Secured Party a certificate signed by the Debtor and entitled “Perfection Certificate” (the “Perfection Certificate”), a copy of which is attached hereto. The Debtor represents and warrants to the Secured Party as follows: (i) the Debtor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (ii) the Debtor is an organization of the type and organized solely in the jurisdiction set forth in the Perfection Certificate, (iii) the Perfection Certificate accurately sets forth the Debtor’s organizational identification number or accurately states that the Debtor has none, (iv) the Perfection Certificate accurately sets forth the Debtor’s place of business or, if more than one, its chief executive office as well as the Debtor’s mailing address if different and (v) all other information set forth on the Perfection Certificate pertaining to the Debtor is accurate and complete.

4.2 Collateral. The Debtor further represents and warrants to the Secured Party as follows: (i) the Debtor is the owner of or has other rights in or power to transfer the Collateral, free from any adverse Lien, except for the security interest created by this Agreement and the other Permitted Liens (ii) none of the Collateral constitutes, or is the Proceeds of, “farm products” as defined in § 9-102(a)(34) of the Uniform Commercial Code of the State, (iii) except for as set forth on Attachment 7 of the Perfection Certificate, none of the Account Debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (iv) except as set forth in item 9 of the Perfection Certificate, the Debtor holds no Commercial Tort Claim; (v) the Debtor will keep and maintain complete and accurate records concerning the Collateral, at its principal executive office (or at such other place(s) of business as the Secured Party may approve in writing); and (vi) the Debtor will permit representatives of the Secured Party, at any time during normal business hours, upon reasonable notice, to examine and inspect the Collateral and to make copies and abstracts of any records regarding the same.

5. Covenants.

5.1 Debtor’s Legal Status. The Debtor covenants with the Secured Party as follows: (a) without providing at least 30 days prior written notice to the Secured Party, the Debtor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Debtor does not have an organizational identification number and later obtains one, the Debtor shall forthwith notify the Secured Party of such organizational identification number, and (c) the Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

5.2 Collateral. The Debtor further covenants with the Secured Party as follows: (i) the Collateral, to the extent not delivered to the Secured Party pursuant to Section 3, will be kept at those locations listed on the Perfection Certificate and the Debtor will not remove the Collateral (other than inventory in the ordinary course of business) from such locations, without providing at least 30 days’ prior written notice to the Secured Party, (ii) except for the security interest herein granted and other Permitted Liens, the Debtor shall be the owner of or have other rights in the Collateral free from any Lien, and the Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, (iii) the Debtor shall not pledge, mortgage or create, or suffer to exist a Lien on the Collateral in favor of any person other than the Secured Party except for Permitted Liens, (iv) the Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (v) the Debtor will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located, (vi) the Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement except any being contested in good faith and for which adequate reserves in accordance with GAAP have been provided, and (iv) the Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for dispositions permitted by the Note Purchase Agreement.

5.3 Insurance.

a. Maintenance of Insurance. The Debtor covenants that it will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Debtor will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Secured Party. In addition, all such insurance shall be payable to the Secured Party as loss payee (subject to the Senior Subordination Agreement). Without limiting the foregoing, the Debtor will (i) keep all of its physical property insured with casualty or physical hazard insurance on an “all risks” basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an “agreed amount” clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers’ compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring on, in or about the properties of the Debtor; business interruption insurance; and product liability insurance.

b. Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $100,000, be disbursed to the Debtor for direct application by the Debtor solely to the repair or replacement of the Debtor’s property so damaged or destroyed and (ii) in all other circumstances, be held by the Secured Party as cash collateral for the Obligations. Provided that no Default or Event of Default then exists, upon the Debtor’s request, the Secured Party shall disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Secured Party may reasonably prescribe, for direct application by the Debtor solely to the repair or replacement of the Debtor’s property so damaged or destroyed. If a Default or Event of Default then exists, the Secured Party shall, at its option either (i) disburse all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Secured Party may reasonably prescribe, for direct application by the Debtor solely to the repair or replacement of the Debtor’s property so damaged or destroyed or the Secured Party or (ii) apply all or any part of such proceeds to the Obligations.

c. Notice of Cancellation, Etc. All policies of insurance shall provide for at least 30 days’ prior written cancellation notice to the Secured Party. In the event of failure by the Debtor to provide and maintain insurance as herein provided, the Secured Party may, at its option, provide such insurance and charge the amount thereof to the Debtor. The Debtor shall furnish the Secured Party with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

6. Collateral Protection Expenses: Preservation of Collateral.

6.1 Expenses Incurred by Secured Party. In its discretion, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees or, if the Debtor fails to do so, insurance premiums. The Debtor agrees to reimburse the Secured Party on demand for any and all expenditures so made. The Secured Party shall have no obligation to the Debtor to make any such expenditures, nor shall the making thereof act as or be deemed to be a waiver or cure of an Event of Default.

6.2 Power of Attorney. The Debtor hereby irrevocably appoints (which appointment shall create in Secured Party a power coupled with an interest) the Secured Party the true and lawful attorney for the Debtor, with full power of substitution, in the name of the Debtor, the Secured Party or otherwise, for the purposes of carrying out the terms of this Agreement, but at the Debtor’s expense, to the extent permitted by law (and subject to the terms of the Senior Subordination Agreement), to exercise, at any time after any Event of Default has occurred and while it is continuing, any or all of the following powers with respect to any or all of the Collateral (which powers shall be in addition and supplemental to any powers, rights and remedies of the Secured Party described herein) (provided, however, that in the case of clause (viii) below, the powers set forth therein shall be exercisable whether or not an Event of Default has occurred):

(i) to demand, sue for and collect any and all moneys due or to become due upon or by virtue thereof; and

(ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, Documents and other negotiable and non-negotiable Instruments and Chattel Paper taken or received by the Secured Party in connection therewith; and

(iii) to settle, compromise, discharge, extend, compound, prosecute or defend any action or proceeding with respect thereto; and

(iv) to sell, transfer, assign or otherwise deal in or with same, or the proceeds thereof, as fully and effectually as if the Secured Party were the absolute owner thereof; and

(v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto; and

(vi) to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon;

(vii) to take any other action with respect to the Collateral; provided, that the Secured Party shall give the Debtor not less than ten (10) days’ prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Secured Party and the Debtor hereby agree that such notice constitutes “reasonable notification” within the meaning of Section 9-611(c) of the Uniform Commercial Code, as adopted in the State; and

(viii) to the extent that the Debtor’s authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Debtor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Debtor’s name such financing statements and amendments thereto and continuation statements which may require the Debtor’s signature.

6.3 Secured Party’s Obligations and Duties. Anything herein to the contrary notwithstanding, the Debtor shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under § 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

6.4 Securities and Deposits. The Secured Party may: at any time following and during the continuance of an Event of Default, at its option, subject to the prior rights of the Senior Creditors, transfer to itself or any nominee any Securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due but subject to the Senior Subordination Agreement, the Secured Party may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Secured Party to the Debtor may at any time be applied to or set off against any of the Obligations then due and owing.

6.5 Notification to Account Debtors and Other Persons Obligated on Collateral. If an Event of Default shall have occurred and be continuing, the Debtor shall, at the request of the Secured Party, notify Account Debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any Account, Chattel Paper, General Intangible, Instrument or other Collateral and that, subject to the prior rights of the Senior Creditors, payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party’s Representative therefor, and the Secured Party may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Debtor, so notify Account Debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Debtor shall hold any proceeds of collection of Accounts, Chattel Paper, General Intangibles, Instruments and other Collateral received by the Debtor as trustee for the Secured Party without commingling the same with other funds of the Debtor and, subject to the Senior Subordination Agreement, shall turn the same over to the Secured Party or its Representative in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of Accounts, Chattel Paper, General Intangibles, Instruments and other Collateral received by the Secured Party to the Obligations, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

6.6 No Duty on Secured Party. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for the Secured Party’s own gross negligence or willful misconduct.

7. Remedies Upon Event of Default.

7.1 Remedies. If any Event of Default shall have occurred, subject to the Senior Subordination Agreement, the Secured Party may exercise all of the rights and remedies of a secured party under the Code (whether or not the Code is in effect in the jurisdiction where such rights and remedies are exercised) and, in addition, the Secured Party may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (a) apply the cash, if any, then held by it as Collateral in the manner specified in Section 8 hereof, and (b) if there shall be no such cash or if such cash shall be insufficient to pay all of the Obligations in full, sell the Collateral, or any part thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Secured Party may deem satisfactory. The Secured Party may require the Debtor to assemble all or any part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to the Debtor and the Secured Party. Any holder of a Note may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold same, absolutely free from any right or claim of whatsoever kind. Upon any such sale, the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of the Debtor. To the extent permitted by law, the Debtor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party may determine. The Secured Party shall not be obligated to make such sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests granted hereby and sell the Collateral, or any portion thereof, under a judgment or decree of a court of competent jurisdiction. Secured Party may sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the Purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and debtor shall be credited with the proceeds of the sale. In the event Secured Party purchases any of the Collateral being sold, Secured Party may pay for the Collateral by crediting some or all of the Obligations of the Debtor.

7.2 Right of Secured Party to Use and Operate Collateral. Upon the occurrence of an Event of Default but subject to the Senior Subordination Agreement, the Secured Party shall have the right and power, with or without legal process, to enter upon the Debtor’s premises, to take possession of all or any part of the tangible Collateral, and to exclude the Debtor and all persons claiming under the Debtor wholly or partly therefrom, and thereafter to sell the same in accordance herewith and/or hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, the Secured Party may, from time to time, at the expense of the Debtor, make all such repairs, replacements, alterations, additions and improvements to the Collateral as the Secured Party may deem proper. In such case, the Secured Party shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Debtor in respect thereof as the Secured Party shall in a commercially reasonably manner deem proper, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Collateral or any part thereof as the Secured Party may see fit; and the Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Secured Party may be required or authorized to make under any provision of this Agreement (including legal costs and attorneys’ fees). The remainder of such rents, issues, profits, fees, revenues and other income shall be applied to the payment of the Obligations in such order or priority as the Secured Party shall determine (subject to the provisions of Section 8 hereof) and, unless otherwise provided or required by law or by a court of competent jurisdiction, any surplus shall be paid over to the Debtor.

7.3 Standards for Exercising Remedies. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Debtor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. The Debtor acknowledges that the purpose of this Section 7.3 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would not be commercially unreasonable in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7.3. Without limitation upon the foregoing, nothing contained in this Section 7.3 shall be construed to grant any rights to the Debtor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 7.3.

8. Application of Collateral and Proceeds. The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities:

a. first, to pay the expenses of such sale or other realization, and all expenses, liabilities and advances incurred or made by the Secured Party in connection therewith, and any other unreimbursed expenses for which the Secured Party is to be reimbursed pursuant to Section 9 hereof;

b. second, to the payment of the Obligations in such order or manner as the Secured Party, in its sole discretion, shall determine; and

c. finally, upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, and provided the Debtor shall remain liable for any after-occurring deficiency in the payment of the Obligations, to pay to the Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

9. Expenses. The Debtor shall forthwith upon demand pay to the Secured Party the amount of any and all taxes or other charges or reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its legal counsel and the allocated cost of in-house legal services, which the Secured Party may incur in connection with (i) the collection, sale or other disposition of any of the Collateral, (ii) the exercise by the Secured Party of any of the powers conferred upon it hereunder, and/or (iii) any default on the Debtor’s part hereunder.

10. Termination of Security Interests; Release of Collateral; Revival of Obligations. Upon the repayment and performance in full of all of the Obligations and the termination of any agreements providing for future funding by Secured Party, the security interests granted hereby shall terminate and all rights in the Collateral shall revert to the Debtor. Upon any such termination of such security interests or release of Collateral, the Secured Party will, at the Debtor’s expense, to the extent permitted by law, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence the termination of such security interests or the release of such Collateral, as the case may be. If any payment applied by the Secured Party to Obligations is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Debtor or any other obligor), the Obligations to which such payment was applied shall for the purposes of this Agreement be deemed to have continued in existence, notwithstanding such application, and this Agreement shall be enforceable as to such Obligations as fully as if such application had never been made, notwithstanding the surrender of any Note, termination of any financing statement, or cancellation of any instrument or document.

11. Right of Set-Off. In furtherance and not in limitation of any provisions herein contained, the Debtor hereby agrees that any and all deposits or other sums at any time claimed by or due from the Secured Party to the Debtor shall at all times constitute security for the Obligations, and the Secured Party may exercise any right of set-off against such deposits or other sums as may accrue or exist hereunder and/or under applicable law.

12. Duties of Secured Party. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof.

13. Marshalling. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.

14. Miscellaneous.

a. Changes in Writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

b. Waivers; Non-Exclusive Remedies. No failure on the part of the Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy under this Agreement operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy under this Agreement preclude any exercise of any other right, power or remedy. The remedies in this Agreement are cumulative and are not exclusive of any other remedies provided by law, in equity or otherwise.

c. Assignment. This Agreement may not be assigned by the Debtor without the Secured Party’s prior written consent, but shall otherwise be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. In the event that Secured Party shall transfer all or any portion of the Notes, Secured Party’s rights hereunder may be exercised by the holder or holders of at least 51% of the then outstanding principal amount of the Notes; provided that property constituting a substantial portion of the Collateral may not be released from the Lien created by this Agreement without the consent of the holders of 100% of the then outstanding principal amount of the Notes except upon payment in full of the Obligations.

d. Notices. Section 10.4 of the Note Purchase Agreement, as amended from time to time, is incorporated herein by reference and shall apply to all notices required hereunder and to any request under Section 9-210 of the Code as if fully set forth herein.

e. Severability. If any provision hereof is held invalid or unenforceable in any jurisdiction, such provision shall (for purposes of enforcement in such jurisdiction only) be reduced in scope and effect to the extent necessary to render same enforceable, and the other provisions hereof shall remain in full force and effect.

f. Governing Law; Consent to Jurisdiction and Venue; Service of Process; Waiver of Jury Trial. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State without giving effect to conflict of laws principles thereof, except if and to the extent that the validity or perfection of any security interest created hereby, or remedies hereunder in respect of any particular Collateral are required to be governed by the laws of a jurisdiction other than the State. Regardless of any present or future domicile of the Debtor, the Debtor hereby submits to the jurisdiction and venue of the United States District Court for the District of Minnesota, and the Hennepin County District Court, State of Minnesota, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Debtor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and irrevocably waives any objection it may now or hereafter have as to the jurisdiction or venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. Nothing herein shall limit the right of the Secured Party to bring proceedings against the Debtor in any other court of competent jurisdiction. Any legal proceeding by the Debtor against Secured Party involving, directly or indirectly, any matter in any way arising out of, related to, or connected with this Agreement or any document executed and delivered in connection herewith shall be brought only in the United States District Court for the District of Minnesota, or the Hennepin County District Court, State of Minnesota. In the event the Debtor commences any action in another jurisdiction or venue arising directly or indirectly from the relationship created by this Agreement, the Secured Party shall be entitled to have the case transferred to the jurisdiction and venue above-described, or if such transfer cannot be accomplished under applicable law, to have such case dismissed. The Debtor hereby consents to service of process by registered mail delivered in accordance with the provisions of Section 10.4 of the Note Purchase Agreement or service of process in any other legal manner at the option of the Secured Party.

THE DEBTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL

PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

g. Section Headings. The headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning or interpretation of any provision hereof.

h. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, intending to be legally bound, the Debtor has caused this Senior Subordinated Security Agreement to be duly executed as of the date first above written.

PW EAGLE, INC.

By:	/s/ Dobson West
Title: Secretary

Accepted:

Churchill Capital Partners IV, L.P.

By:	Churchill Capital IV, L.L.C., its General Partner

By:	Churchill Capital, Inc. as Managing Agent

By:	/s/ Mark McDonald
Its Partner

EXHIBIT A

PERFECTION CERTIFICATE

See attached.

Perfection Certificate

The undersigned, the Chief Executive Officer and Chief Financial Officer of PW Eagle, Inc., a Minnesota corporation (the “Debtor”), with reference to that certain Security Agreement between the Debtor and Churchill Capital Partners IV, L.P., a Delaware limited partnership (the “Secured Party”), hereby certifies to the Secured Party as follows:

1. Name. The exact legal name of the Debtor as that name appears on its Articles of Incorporation is as follows:

2. Other Identifying Factors.

(a) The following is the mailing address of the Debtor:

(b) If different from its mailing address, the Debtor’s place of business or, if more than one, its chief executive office is located at the following address:

Address	County	State

(c) The following is the type of organization (i.e. corporation, limited liability Debtor, etc.) of the Debtor:

(d) The following is the jurisdiction of the Debtor’s organization:

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(e) The following is the Debtor’s state issued organizational identification number [state “None” if the state does not issue such a number; note that this item is not requesting Debtor’s employer identification number]:

3. Other Names, Etc.

(a) The following is a list of all other names (including trade names or similar appellations) used by the Debtor, or any other business or organization to which the Debtor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

(b) Attached hereto as Attachment 3 is the information required in § 2 for any other business or organization to which the Debtor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

4. Other Current Locations.

(a) The following are all other locations in the United States of America in which the Debtor maintains any books or records relating to any of the Collateral consisting of Accounts, Instruments, Chattel Paper, General Intangibles or mobile Goods:

Address	County	State

(b) The following are all other places of business of the Debtor in the United States of America:

Address	County	State

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(c) The following are all other locations in the United States of America where any of the Collateral consisting of Inventory or Equipment is located:

Address	County	State

(d) The following are all the lessees, consignees, warehousemen or purchasers of Chattel Paper, which have possession or are intended to have possession of any of the Collateral consisting of Instruments, Chattel Paper, Inventory or Equipment:

Name	Mailing Address	County	State

5. Prior Locations.

(a) Set forth below is the information required by § 4(a) or (b) with respect to each location or place of business previously maintained by the Debtor at any time during the past five years in a state in which the Debtor has previously maintained a location or place of business at any time during the past four months:

Address	County	State

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(b) Set forth below is the information required by § 4(c) or (d) with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of Inventory or Equipment has been previously held at any time during the past twelve months:

Address	County	State

6. Fixtures. Attached hereto as Attachment 6 is a legal description for each parcel of real property in which any of the Collateral consisting of Fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such Fixtures are or are to be located would be recorded.

7. Unusual Transactions. Except for those purchases, acquisitions and other transactions described on Attachment 3 or on Attachment 7 attached hereto, all of the Collateral has been originated by the Debtor in the ordinary course of the Debtor’s business or consists of Goods which have been acquired by the Debtor in the ordinary course from a person in the business of selling Goods of that kind. Attachment 7 further sets forth each Person obligated on any of the Collateral who is subject to the Federal Assignment of Claims Act or a like federal, state or local statute or rule in respect of such Collateral.

8. Search Reports. Attached hereto as Attachment 8(A) is a true copy of a file search report from the Uniform Commercial Code filing officer (or, if such officer does not issue such reports, from an experienced Uniform Commercial Code search organization acceptable to the Secured Party) (i) in each jurisdiction identified in § 2(d) or in §§ 4 or 5 with respect to each name set forth in §§ 1 or 3, (ii) from each filing officer in each real estate recording office identified on Attachment 6 with respect to real estate on which Collateral consisting of Fixtures are or are to be located and (iii) in each jurisdiction in which any of the transactions described in Attachment 3 or 7 took place with respect to the legal name of the person from which the Debtor purchased or otherwise acquired any of the Collateral. Attached hereto as Attachment 8(B) is a true copy of each financing statement or other filing identified in such file search reports.

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9. Commercial Tort Claims. Set forth below are brief descriptions of all Commercial Tort Claims held by Debtor as of the date of this Perfection Certificate:

IN WITNESS WHEREOF, we have hereunto signed this Certificate on March         , 2004.

, Chief Executive Officer

, Chief Executive Officer

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Attachment 3 to Perfection Certificate

Predecessor Entity Information

Attachment 6 to Perfection Certificate

Legal Descriptions

2

Attachment 7 to Perfection Certificate

Unusual Transactions

3

Attachment 8A to Perfection Certificate

Search Results

4

Attachment 8B to Perfection Certificate

Existing Financing Statements

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